Exhibit 4.1

Number _____		Shares ________
ELECTRONIC KOURSEWARE INTERNATIONAL, Inc.
Authorized stock: 500,000,000 Common Shares Par Value $.001 Fully Paid and Non-Assessable
CUSIP NO. 28573X 10 5

This Certifies that ____________________ is the owner of
________________________________________________
Shares of Electronic Kourseware International, Inc. Common Stock transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Coropration and the facsimile signatures of its duly authorized officers.

Dated ___________
Countersigned and registered Colonial Stock Transfer Salt Lake City, Utah _________________________ By: Transfer Agent and Registrar Authorized Signature

{Corporate Seal} ______________ ____________
Secretary/Treasurer President

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common	UNIF GIFT MIN ACT - _____Custodian _____
TEN ENT – as tenants by the entireties	(Cust)	(Minor)
JT TEN – as joint tenants with right of	under Uniform Gifts to Minors
survivorship and not as tenants	Act _____________________
in common	(State)

Additional abbreviations may also be used though not in the above list

For Value Received, __________________ hereby sell, assign and transfer unto
Identifying Number of Assignee
__________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

__________________________________________________________________ Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint _________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: __________________

________________________________________________________________
Notice: Signature must correspond to the name as written upon the face of this certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, broker or any other eligible guarantor institution that is authorized to do so under the
Securities Transfer Agents Medallion Program (STAMP) under rules
Promulgated by the U.S. Securities and Exchange Commission.